                                                                  EXHIBIT 10.151



            THIRD AMENDMENT TO AMENDED AND RESTATED SUBORDINATED NOTE
             AND WARRANT PURCHASE AGREEMENT AND SECOND AMENDMENT TO
                  AMENDED AND RESTATED SUBORDINATION AGREEMENT

         This Third Amendment to Amended and Restated Note and Warrant Purchase Agreement and Second Amendment to Amended and Restated Subordination Agreement (this "AMENDMENT") is entered into as of the 25th day of February, 2002, by and among RAMSAY YOUTH SERVICES, INC., a Delaware corporation (the "COMPANY"), each of the Subsidiaries of the Company listed on the signature pages hereto, as guarantors (the "SUBSIDIARY GUARANTORS"), SUNTRUST BANKS, INC., a Georgia corporation ("SUNTRUST"), and ING (U.S.) CAPITAL LLC, a Delaware limited liability company ("ING"; SunTrust and ING individually, a "PURCHASER" and, collectively, the "PURCHASERS") and FLEET CAPITAL CORPORATION, or any successor thereto as Agent (the "AGENT") under the Senior Credit Agreement on behalf of and for the benefit of itself and the Senior Lenders.

                              W I T N E S S E T H:

         WHEREAS, Company, the Subsidiary Guarantors and the Purchasers are parties to that certain Amended and Restated Subordinated Note and Warrant Purchase Agreement, dated as of June 19, 2000, as amended by that certain First Amendment to Amended and Restated Subordinated Note and Warrant Purchase Agreement and First Amendment to Amended and Restated Subordination Agreement, dated as of July 31, 2000, and as further amended by that certain Second Amendment to Amended and Restated Subordinated Note and Warrant Purchase Agreement, dated as of April 16, 2001 (as amended, restated, modified or otherwise supplemented from time to time, the "PURCHASE AGREEMENT"; capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Purchase Agreement);

         WHEREAS, Company has requested that the Purchasers make certain amendments to the Purchase Agreement and the Purchasers are willing to do so on the terms and conditions set forth herein;

         WHEREAS, Company, the Subsidiary Guarantors, the Purchasers and the Agent are parties to that certain Amended and Restated Subordination Agreement, dated as of June 19, 2000, as amended by that certain First Amendment to Amended and Restated Subordinated Note and Warrant Purchase Agreement and First Amendment to Amended and Restated Subordination Agreement, dated as of July 31, 2000 (as amended, restated, modified or otherwise supplemented from time to time, the "SUBORDINATION AGREEMENT");

         WHEREAS, Company has requested that the Purchasers and the Agent make certain amendments to the Subordination Agreement and the Purchasers and the Agent are willing to do so on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

         SECTION 1.

         1.1 AMENDMENT TO SECTION 8.6 OF THE PURCHASE AGREEMENT. Section 8.6 of the Purchase Agreement is amended by replacing subsections 8.6(a), 8.6(b) and 8.6(f) thereof in their entirety with the following:

                  "(a) any Debt owing to any Purchaser;"

                  "(b) Debt outstanding on the ING Closing Date (other than the Senior Debt);"

                  "(f) Senior Debt; PROVIDED, HOWEVER, that in no event shall the principal amount of the Senior Debt exceed the sum of (i) $25,951,962 reduced by the amounts of any repayments and commitment reductions under the Senior Credit Agreement (after February 25, 2002) to the extent that such payments and reductions may not be reborrowed, plus, (ii) $5,000,000."

         1.2 AMENDMENT TO SECTION 10.1 OF THE PURCHASE AGREEMENT. Section 10.1 of the Purchase Agreement is hereby amended by replacing the contact information for SunTrust and ING, respectively, as follows:

                  "If to SunTrust:

                           SunTrust Banks, Inc.
                           303 Peachtree Street, Suite 2500
                           Atlanta, Georgia 30308
                           Attn:  Mr. Palmer Henson
                           Telecopy Number: (404) 588-7501
                           Telephone Number:(404) 827-6531"

                  "If to ING:

                           ING (U.S.) Capital LLC
                           200 Galleria Parkway, N.W.
                           Suite 950
                           Atlanta, Georgia 30339
                           Attn:  Mr. Edward Carpenter
                           Telecopy Number: 770-951-1005
                           Telephone Number:770-984-4522"


         1.3 AMENDMENT TO SCHEDULES 6.1.1, 6.1.6, 6.1.20, 6.1.22, 8.4 AND 8.9.
The Purchase Agreement is amended by replacing SCHEDULE 6.1.1, SCHEDULE 6.1.6,
SCHEDULE 6.1.20, SCHEDULE 6.1.22, SCHEDULE 8.4 and SCHEDULE 8.9 with the corresponding schedules attached hereto.

         1.4 AMENDMENT TO SCHEDULE 8.6 OF THE PURCHASE AGREEMENT. The Purchase Agreement is amended by deleting SCHEDULE 8.6 in its entirety.

         1.5 AMENDMENT TO SECTION 1.1 OF THE SUBORDINATION AGREEMENT. Section
1.1 of the Subordination Agreement is hereby amended by replacing the definition therein of "Senior Indebtedness" with the following new definition:

                           "SENIOR INDEBTEDNESS" at any time of determination means and includes the "Obligations" (as such term is defined in the Senior Credit Agreement) and all other indebtedness, obligations and liabilities of any Subordinated Indebtedness Obligor under the Senior Indebtedness Documents, including without limitation all principal, interest, premiums and other amounts payable thereunder (including, without limitation, any interest, fees, costs and charges accruing subsequent to the commencement of an Insolvency Event), at the rate and in such amounts as are specified in the Senior Credit Agreement or other Senior Indebtedness Documents which provides for the payment of such amounts (whether or not any such interest, fees, expenses, costs and charges are an allowed claim in any such Insolvency Event), whether now existing or hereafter arising, direct or indirect, primary or secondary, joint, several or joint and several, final or contingent, whether advanced or arising prior to or after the commencement of an Insolvency Event, and whether incurred as maker, endorser, guarantor, or otherwise including without limitation the aggregate amount of all advances made by Senior Creditors for the preservation, maintenance, insurance or protection of any Collateral (as such term is defined in the Senior Credit Agreement) together with (a) all complete or partial refinancings of the Obligations (as such term is defined in the Senior Credit Agreement), and (b) any amendments, modifications, renewals or extensions thereof; provided, however, that in no event shall the principal amount of the Senior Indebtedness exceed the sum of (i) $25,951,962.00 reduced by the amount of any repayments and commitment reductions under the Senior Credit Agreement (after February 25, 2002 (as such term is defined in the Subordinated Credit Agreement)) to the extent that such payments and reductions may not be reborrowed, plus
         (ii) $5,000,000."

         SECTION 2. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective (the "AMENDMENT EFFECTIVE DATE") when each Purchaser shall have received a duly executed counterpart of this Amendment executed by each party hereto.

         SECTION 3. CONSENT. In accordance with Section 8.6 of the Purchase Agreement, Purchaser hereby consents to Company's and Subsidiary Guarantors' execution, delivery and performance of the Eighth Amendment to Loan and Security Agreement and Waiver, in the form attached hereto as Exhibit A, and related documents entered into by and between Company and Subsidiary Guarantors.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF BORROWERS. To induce Lenders to enter into this Amendment, the Company hereby represents and warrants to each Lender as follows:

         4.1 REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of the Company or any Subsidiary Guarantor contained in the Purchase Agreement, Subordination Agreement and the other Loan Documents, as amended hereby, is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in SECTION 1 hereof.

         4.2 CORPORATE AUTHORITY; NO CONFLICTS. The execution, delivery and performance of this Amendment (i) is within the Company's and each Subsidiary Guarantor's respective corporate powers, (ii) has been duly authorized by all necessary corporate and shareholder action, (iii) does not require the consent, approval, authorization of, or registration or filing with, any Person under any Material Contract, with any Person under the organizational documents of the Consolidated Companies, or with any governmental authority other than such consents, approvals, authorizations, registrations or filings which have been made or obtained and are in full force and effect, and (iv) will not cause a breach or default under any of the Consolidated Companies Material Contracts or organizational documents of any of the Consolidated Companies except as could not reasonably be expected to have a Material Adverse Effect.

         4.3 ENFORCEABILITY. This Amendment has been duly executed and delivered for the benefit of or on behalf of the Company and constitutes the legal, valid and binding obligation of Company and each of the Subsidiary Guarantors, enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general, and by general principles of equity. or similar laws affecting creditor's rights generally, and after giving effect to this Amendment, all of the representations and warranties set forth in Article 6 of the Purchase Agreement are true and correct in all material respects and no Default or Event of Default has occurred and is continuing as of the date hereof.

         SECTION 5. MISCELLANEOUS.

         5.1 SURVIVAL. Except as expressly provided herein, the Purchase Agreement and the Subordination Agreement shall continue in full force and effect, and the unamended terms and conditions of the Purchase Agreement and the Subordination Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

         5.2 EFFECT OF AMENDMENT. From and after the date hereof, references to the Purchase Agreement shall be references to the Purchase Agreement as amended hereby and references to the Subordination Agreement shall be references to the Subordination Agreement as amended hereby.

         5.3 ENTIRE UNDERSTANDING. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 10.4 of the Purchase Agreement.

         5.4 LEGAL EXPENSES. The Company hereby agrees to pay promptly all reasonable fees and expenses of counsel to each Purchaser incurred by such Purchaser in connection with the preparation, negotiation and execution of this Amendment and all related documents.

         5.5 GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

         5.6 COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

         5.7 HEADINGS. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

         5.8 MERGER AND NAME CHANGE OF SUBSIDIARIES. Ramsay Treatment Services, Inc. is the new name of the former Ramsay Educational Services, Inc. Bethany Psychiatric Hospital, Inc., Ramsay Louisiana, Inc. and Ramsay Hospital Corporation have been merged into Ramsay Managed Care.

         5.9 CONSENT AND REAFFIRMATION OF SUBSIDIARY GUARANTY. Each undersigned Subsidiary Guarantor hereby (i) acknowledges receipt of a copy of the foregoing Amendment, (ii) consents to the Company's execution and delivery thereof, (iii) agrees to be bound thereby and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Company to the Purchasers pursuant to the terms of its Guaranty in favor of the Purchasers (the "GUARANTY") and reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each Subsidiary Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Subsidiary Guarantor understands that the Purchasers have no obligation to inform any Subsidiary Guarantor of such matters in the future or to seek any Subsidiary Guarantor's acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such duty.

                            (SIGNATURE PAGES FOLLOW)

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

COMPANY:

RAMSAY YOUTH SERVICES, INC.


By:
   ------------------------------------------
         Marcio Cabrera
         Executive Vice President

SUBSIDIARY GUARANTORS:

BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
EAST CAROLINA PSYCHIATRIC HOSPITAL, INC.
GREAT PLAINS HOSPITAL, INC.
GULF COAST TREATMENT CENTER, INC.
HAVENWYCK HOSPITAL, INC.
H. C. CORPORATION
HSA HILL CREST CORPORATION
HSA OF OKLAHOMA, INC.
MICHIGAN PSYCHIATRIC SERVICES, INC.
RAMSAY TREATMENT SERVICES, INC.
RAMSAY MANAGED CARE, INC.
RAMSAY YOUTH SERVICES OF ALABAMA, INC.
RAMSAY YOUTH SERVICES OF FLORIDA, INC.
RAMSAY YOUTH SERVICES OF PUERTO RICO, INC.
RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC.
RHCI SAN ANTONIO, INC.
TRANSITIONAL CARE VENTURES, INC.
TRANSITIONAL CARE VENTURES (TEXAS), INC.


By:
   ---------------------------------------------
         Marcio Cabrera
         Vice President

H. C. PARTNERSHIP
By:  H.C. CORPORATION, General Partner
By:  HSA HILL CREST CORPORATION, General Partner


       By:
          -------------------------------------------
                  Marcio Cabrera
                  Vice President


PURCHASERS:

SUNTRUST BANKS, INC.

By:
   --------------------------------------------------
Name:
Title:

ING (U.S.) CAPITAL LLC

By:
   --------------------------------------------------
Name:
Title:


AGENT:

FLEET CAPITAL CORPORATION

By:
   --------------------------------------------------
Name:
Title:

SCHEDULE 6.1.1

                              LIST OF SUBSIDIARIES

Bountiful Psychiatric Hospital, Inc.

East Carolina Psychiatric Hospital, Inc.

Great Plains Hospital, Inc.

Gulf Coast Treatment Center, Inc.

Michigan Psychiatric Services, Inc.

Havenwyck Hospital, Inc.

H.C. Partnership

H.C. Corporation

HSA Hill Crest Corporation

HSA of Oklahoma, Inc.

Ramsay Treatment Services, Inc.

Ramsay Managed Care, Inc.

Ramsay Youth Services of Alabama, Inc.

Ramsay Youth Services of Florida, Inc.

Ramsay Youth Services of South Carolina, Inc.

Ramsay Youth Services Puerto Rico, Inc.

RHCI San Antonio, Inc.

Transitional Care Ventures, Inc.

Transitional Care Ventures (Texas), Inc.

SCHEDULE 6.1.6

                                   LITIGATION

None.

SCHEDULE 6.1.16

                           LIST OF MATERIAL CONTRACTS

BOUNTIFUL PSYCHIATRIC HOSPITAL, INC.
         BENCHMARK:

                  City of Philadelphia Department of Human Services
                  State of Illinois Department of Children and Family Services

EAST CAROLINA PSYCHIATRIC HOSPITAL, INC.
          BRYNN MARR:

                  Blue Cross/Blue Shield of North Carolina
                  North Carolina Division of Medical Assistance (Medicaid)

RAMSAY YOUTH SERVICES OF ALABAMA, INC.
         DOTHAN:

                  State of Alabama, Department of Human Resources

GULF COAST TREATMENT CENTER, INC.

                  Gulf Coast Treatment Center:
                  State of Florida Department of Juvenile Justice

HAVENWYCK HOSPITAL, INC.:

                  Blue Cross/Blue Shield of Michigan

GREAT PLAINS HOSPITAL, INC.
         HEARTLAND:

                  Missouri Department of Social Services

HAS HILL CREST CORPORATION/H.C. PARTNERSHIP/H.C. CORPORATION/HILL CREST:

                  Alabama Medicaid Agency
                  State of Alabama, Department of Human Resources

RAMSAY YOUTH SERVICES OF FLORIDA, INC.:

         MANATEE ADOLESCENT TREATMENT SERVICES:

                  State of Florida Department of Juvenile Justice

         MANATEE PALMS YOUTH SERVICES:

                  State of Illinois Department of Children and Families Florida Medicaid

RHCI SAN ANTONIO, INC.
          MISSION VISTA:

                  Medicare

TRANSITIONAL CARE VENTURES (TEXAS), INC.
         MISSION VISTA COMPASS UNIT:

                  Medicare

SCHEDULE 6.1.20

                         REGISTRATION RIGHTS AGREEMENTS

1. Registration Rights Agreement dated as of October 25, 1994 by and between the Company and Paul Ramsay Hospitals Pty. Ltd.

2. Amended and Restated Registration Rights Agreement dated as of June 19, 2000, by and between the Company and SunTrust Banks, Inc.

SCHEDULE 6.1.22

                         CONTINUING BUSINESS OF COMPANY

None.

SCHEDULE 8.4

                                ISSUANCE OF STOCK

None.

SCHEDULE 8.9

                            SALE/LEASEBACK AGREEMENTS

1. Lease Agreement dated April 12, 1995 between Capstone Capital of San Antonio, LTD, d/b/a Cahaba of San Antonio, Ltd. and RHCI San Antonio, Inc. in favor of Capstone Capital of San Antonio, Ltd.

2. Lease Agreement dated as of September 28, 1998 between Capstone Capital Corporation and Havenwyck Hospital, Inc. in favor of Capstone Capital Corporation.